SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 12, 2002

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                             BLACK HILLS CORPORATION
             (Exact name of registrant as specified in its charter)


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
              South Dakota                              1-31303                      46-0458824
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(State or other jurisdiction of incorporation)  (Commission File Number)  (IRS Employer Identification No.)

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           625 Ninth Street, Rapid City, South Dakota              57701
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            (Address of principal executive offices)             (Zip Code)



        Registrant's telephone number, including area code (605) 721-1700



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Item 9.           Regulation FD Disclosure

                  On August 12, 2002, each of the Principal Executive Officer, Daniel P. Landguth, and Principal Financial Officer, Mark T. Thies, of Black Hills Corporation, submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

                  A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         BLACK HILLS CORPORATION




                                    By:  /s/ Roxann R. Basham
                                         ------------------------------
                                         Roxann R. Basham
                                         Vice President and Controller


Date:  August 12, 2002


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                                  EXHIBIT INDEX




Exhibit (99.1) Statement Under Oath of Principal Executive Officer dated
               August 12, 2002.

Exhibit (99.2) Statement Under Oath of Principal Financial Officer dated
               August 12, 2002.